Basis of preparation (Policies)	6 Months Ended
Sep. 30, 2021
Basis of preparation
Going concern

Going concern

As outlined on page 3, trading during the period demonstrated a robust operating model for the Group. The Group has a strong liquidity position with €5.7 billion of cash and cash equivalents available at 30 September 2021 which, together with undrawn revolving credit facilities of €7.4 billion, cover all of the Group’s reasonably expected cash requirements over the going concern period. The Directors have reviewed trading and liquidity forecasts for the Group, which were based on current trading conditions, and considered a variety of scenarios including not being able to access the capital markets during the assessment period.  In addition to the liquidity forecasts prepared, the Directors considered the availability of the Group’s revolving credit facilities which were undrawn as at 30 September 2021. As a result of the assessment performed, the Directors have concluded that the Group is able to continue in operation for the period up to and including March 2023 and that it is appropriate to continue to adopt the going concern basis in preparing the unaudited condensed consolidated financial statements.

Critical accounting judgements and estimates

Critical accounting judgements and estimates

The Group’s critical accounting judgements and estimates were disclosed in the Group’s annual report for the year ended 31 March 2021; in addition, accounting judgements exercised by management as at 30 September 2021 relating to identifying indicators of impairment are disclosed below. The ongoing impact of COVID-19 has been factored into our latest forecasts, including those considered as part of management’s review of potential indicators of impairment; judgements relating to this review are discussed below.

1   Basis of preparation (continued)

Judgements relating to potential indicators of impairment

The Group performs its annual impairment test for goodwill and indefinite lived intangible assets at 31 March and when there is an indicator of impairment of an asset. At each reporting period date judgement is exercised by management in determining whether any internal or external sources of information observed are indicative that the carrying amount of any of the Group’s cash generating units (‘CGUs’) is not recoverable.

As part of this assessment, management reviews the key assumptions underlying the valuation process performed during the annual impairment test at 31 March 2021, as well as other market factors. Indicators assessed include the year to date performance of the Group’s CGUs against their latest forecast, as well as considering any valuation implications from observable movements in share prices, market multiples, risk free rates and long-term growth rate estimates.

Based on management’s assessment, no indications of impairment were identified for the Group’s CGUs during the period to 30 September 2021 that would indicate the carrying amount of any of the Group’s CGUs is not recoverable.

New accounting pronouncements adopted

New accounting pronouncements adopted

On 1 April 2021, the Group adopted certain new accounting policies where necessary to comply with amendments to IFRS, none of which had a material impact on the consolidated results, financial position or cash flows of the Group. Further details are provided in the Group’s annual report for the year ended 31 March 2021.